SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

CREDIT ACCEPTANCE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Credit Acceptance
We change lives!

VOTE

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Online

Go to **www.envisionreports.com/CACC** or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by June 8, 2022 at 1:00 A.M. Eastern time or if by Proxy Card it must be received by Computershare no later than June 6, 2022 at 9:00 A.M., Eastern time.

Annual Shareholders Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Credit Acceptance Corporation's Annual Shareholders Meeting to be Held on June 8, 2022

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.envisionreports.com/CACC

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/CACC**.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 25, 2022 to facilitate timely delivery.

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Annual Shareholders Meeting Notice

Credit Acceptance Corporation's Annual Meeting of Shareholders will be held on Wednesday, June 8, 2022 at 25505 West Twelve Mile Road, Southfield, Michigan 48034, at 8:00 a.m. Eastern Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board recommends a vote FOR all the nominees listed, FOR Proposal 2 and FOR Proposal 3:

1. Election of Directors:
   01 - Kenneth S. Booth
   02 - Glenda J. Flanagan
   03 - Vinayak R. Hegde
   04 - Thomas N. Tryforos
   05 - Scott J. Vassalluzzo
2. Advisory vote to approve named executive officer compensation.
3. Ratification of the selection of Grant Thornton LLP as Credit Acceptance Corporation's independent registered public accounting firm for 2022.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to Credit Acceptance Corporation's 2022 Annual Shareholders Meeting

Information on how to obtain directions to Credit Acceptance Corporation's 2022 annual shareholders meeting can be found on our website at http://www.ir.creditacceptance.com/proxy-materials

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

- **Internet** – Go to **www.envisionreports.com/CACC**. Click Cast Your Vote or Request Materials.
- **Phone** – Call us free of charge at 1-866-641-4276.
- **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Credit Acceptance Corporation" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

  To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 25, 2022.